THIS WARRANT AND THE SECURITIES PURCHASABLE UPON ITS EXERCISE HAVE BEEN AND WILL BE, AS THE CASE MAY BE, ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH SALE, TRANSFER, OR DISPOSITION.


                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                              ORYX TECHNOLOGY CORP.
                               WARRANT #C-070701A


         FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, Newport Capital Consultants Inc. ("Holder") is entitled to purchase from Oryx Technology Corp., a Delaware corporation (the "Company"), at any time prior to the Expiration Date (as defined below), at a price per share as set forth in
Section 1 hereof (the "Warrant Price"), the number of fully paid and non-assessable shares of Common Stock of the Company as set forth in Section 2 hereof (the "Shares").

         1. Warrant Price. The Warrant Price for each of the Shares purchasable hereunder shall be Six Dollars and Fifty Two Cents ($6.52) (the "Warrant Price"), subject to adjustment as provided in Section 10.

         2. Number of Shares. The number of Shares issuable upon exercise of this Warrant shall be Twenty Five Thousand (25,000), subject to adjustment as provided in Section 10.

         3. Expiration of Warrant. Subject to earlier termination in accordance with Section 8 below, this Warrant shall expire and shall no longer be exercisable after July 7, 2006 (the "Expiration Date").

         4. No Fractional Shares. This Warrant may not be exercised as to fractional Shares.

         5. No Stockholder Rights. This Warrant shall not entitle Holder to any of the rights of a stockholder of the Company.

         6. Reservation of Shares. The Company covenants that during the period this Warrant is exercisable it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the maximum number of shares of Common Stock issuable upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to instruct the Company's transfer agent to issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         7. Exercise of Warrant.

            (a) This Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the Subscription Form attached hereto duly completed and executed, accompanied by payment in full of the aggregate Warrant Price for the Shares being purchased upon such exercise. In the event of exercise of this Warrant in compliance with the provisions hereof, certificates for the Shares so purchased shall be delivered to Holder promptly and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant will not then have been exercised, shall be issued to Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

            (b) As promptly as practicable on or after such date, the Company shall cause to be issued and delivered to Holder a certificate or certificates for the number of full Shares issuable upon such exercise. Notwithstanding the foregoing or any other provision of this Warrant, this Warrant can be exercised in part, up to a maximum of three (3) times. Each partial exercise shall not be for less than one thousand (1,000) Shares at any time unless at such time less than one thousand (1,000) such Shares are subject to such exercise.

            (c) Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or transfer tax or other incidental expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by Holder hereof, and provided further, that any such transfer shall comply with Section 9 hereof.

         8. Automatic Termination. In the event of (i) the sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), (ii) any breach by Holder of the service agreement by and between Holder and the Company, (iii) Holders' termination of the service agreement by and between Holder and the Company, without cause, or (iv) the average closing price for the Company's Common Stock exceeding $19.56 per share (as adjusted for stock splits, combinations and the like) for a period of thirty (30) consecutive trading days, then the Company shall give Holder at least thirty (30) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised before the effective date set forth in such notice, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Transfer or Assignment of Warrant.

            (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

            (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

            (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Adjustments to Shares.

            (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Warrant Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

            (b) In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 10(a); and in each such case, the terms of this Section 10 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

            (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable hereunder or the Warrant Price pursuant to this Section 10, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Warrant Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

            (d) The Company shall not, by amendment of its Amended and Restated Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 10 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 10 against impairment.

         11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant identical in tenor and date in lieu of this Warrant.

         12. General. This Warrant shall be governed by and interpreted in accordance with the laws of the State of California, except for its principles of conflicts of laws. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but rather only by an instrument in writing signed by the Company and Holder. All notices and other communications from the Company to Holder shall be mailed by prepaid courier or first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last holder who shall have furnished an address to the Company in writing.

         13. Amendment and Waiver. Any provisions of this Warrant (including, without limitation, termination of exercisability) may be amended or waived, and any and all such amendments or waivers shall be binding upon Holder, only if approved in writing by the Company and Holder.

        Issued this 7th day of July, 2001.






                                               ORYX TECHNOLOGY CORP.


                                               By: /s/ Mitchel Underseth
                                                   ---------------------
                                                   Name: Mitchel Underseth
                                                   Title: CFO

                                SUBSCRIPTION FORM

         The undersigned registered owner of the Warrant which accompanies this Subscription Form hereby irrevocably exercises such warrant for, and purchases ______ shares of Oryx Technology Corp. Common Stock, purchasable upon the exercise of such Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in such Warrant.


         Dated:
               --------------



                                             -----------------------------------
                                             (Signature of Registered Owner)

                                             -----------------------------------
                                             (Name)

                                             -----------------------------------
                                             (Street Address)

                                             -----------------------------------
                                             (City, State, Zip Code)

                               FORM OF ASSIGNMENT

                 (To be signed only upon assignment of Warrant)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


                       ----------------------------------

                       ----------------------------------

                       ----------------------------------

          (Name and address of assignee must be printed or typewritten)


___________ shares of Oryx Technology Corp. Common Stock purchasable under the within Warrant, hereby irrevocably constituting and appointing _______________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


         Dated:
               --------------

                                                 -------------------------------
                                                 (Signature of Registered Owner)

THIS WARRANT AND THE SECURITIES PURCHASABLE UPON ITS EXERCISE HAVE BEEN AND WILL BE, AS THE CASE MAY BE, ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNLESS SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH SALE, TRANSFER, OR DISPOSITION.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                              ORYX TECHNOLOGY CORP.
                              WARRANT #C -070701__

         FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, Newport Capital Consultants Inc. ("Holder") is entitled to purchase from Oryx Technology Corp., a Delaware corporation (the "Company"), at any time prior to the Expiration Date (as defined below), at a price per share as set forth in
Section 1 hereof (the "Warrant Price"), the number of fully paid and non-assessable shares of Common Stock of the Company as set forth in Section 2 hereof (the "Shares").

         1. Warrant Price. The Warrant Price for each of the Shares purchasable hereunder shall be Three Dollars and Twenty Six Cents ($3.26) (the "Warrant Price"), subject to adjustment as provided in Section 10.

         2. Number of Shares. The number of Shares issuable upon exercise of this Warrant shall be Twenty Five Thousand (25,000), subject to adjustment as provided in Section 10.

         3. Expiration of Warrant. Subject to earlier termination in accordance with Section 8 below, this Warrant shall expire and shall no longer be exercisable after July 7, 2006 (the "Expiration Date").

         4. No Fractional Shares. This Warrant may not be exercised as to fractional Shares.

         5. No Stockholder Rights. This Warrant shall not entitle Holder to any of the rights of a stockholder of the Company.

         6. Reservation of Shares. The Company covenants that during the period this Warrant is exercisable it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the maximum number of shares of Common Stock issuable upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to instruct the Company's transfer agent to issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         7. Exercise of Warrant.

            (a) This Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the Subscription Form attached hereto duly completed and executed, accompanied by payment in full of the aggregate Warrant Price for the Shares being purchased upon such exercise. In the event of exercise of this Warrant in compliance with the provisions hereof, certificates for the Shares so purchased shall be delivered to Holder promptly and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant will not then have been exercised, shall be issued to Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

            (b) As promptly as practicable on or after such date, the Company shall cause to be issued and delivered to Holder a certificate or certificates for the number of full Shares issuable upon such exercise. Notwithstanding the foregoing or any other provision of this Warrant, this Warrant can be exercised in part, up to a maximum of three (3) times. Each partial exercise shall not be for less than one thousand (1,000) Shares at any time unless at such time less than one thousand (1,000) such Shares are subject to such exercise.

            (c) Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or transfer tax or other incidental expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by Holder hereof, and provided further, that any such transfer shall comply with Section 9 hereof.

         8. Automatic Termination. In the event of (i) the sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction with or into a third party in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction), (ii) any breach by Holder of the service agreement by and between Holder and the Company, (iii) Holders' termination of the service agreement by and between Holder and the Company, without cause, or (iv) the average closing price for the Company's Common Stock exceeding $19.56 per share (as adjusted for stock splits, combinations and the like) for a period of thirty (30) consecutive trading days, then the Company shall give Holder at least thirty (30) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if the Warrant has not been exercised before the effective date set forth in such notice, then this Warrant and the rights hereunder shall be automatically terminated.

         9. Transfer or Assignment of Warrant.

            (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 9 shall be null and void and of no force and effect.

            (b) This Warrant, and any rights hereunder, may be transferred or assigned only with the prior written consent of the Company, which shall be granted only upon receipt by the Company of an opinion of counsel satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

            (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.

         10. Adjustments to Shares.

            (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Warrant Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

            (b) In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 10(a); and in each such case, the terms of this Section 10 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

            (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable hereunder or the Warrant Price pursuant to this Section 10, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Warrant Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

            (d) The Company shall not, by amendment of its Amended and Restated Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 10 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 10 against impairment.

         11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant identical in tenor and date in lieu of this Warrant.

         12. General. This Warrant shall be governed by and interpreted in accordance with the laws of the State of California, except for its principles of conflicts of laws. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but rather only by an instrument in writing signed by the Company and Holder. All notices and other communications from the Company to Holder shall be mailed by prepaid courier or first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last holder who shall have furnished an address to the Company in writing.

         13. Amendment and Waiver. Any provisions of this Warrant (including, without limitation, termination of exercisability) may be amended or waived, and any and all such amendments or waivers shall be binding upon Holder, only if approved in writing by the Company and Holder.

         Issued this 7th day of July, 2001.



                                              ORYX TECHNOLOGY CORP.


                                              By: /s/ Mitchel Underseth
                                                  ----------------------
                                                  Name: Mitchel Underseth
                                                  Title:CFO

                                SUBSCRIPTION FORM

         The undersigned registered owner of the Warrant which accompanies this Subscription Form hereby irrevocably exercises such warrant for, and purchases ______ shares of Oryx Technology Corp. Common Stock, purchasable upon the exercise of such Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in such Warrant.


         Dated:
               --------------


                                             -----------------------------------
                                             (Signature of Registered Owner)

                                             -----------------------------------
                                             (Name)

                                             -----------------------------------
                                             (Street Address)

                                             -----------------------------------
                                             (City, State, Zip Code)

                               FORM OF ASSIGNMENT

                 (To be signed only upon assignment of Warrant)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                       ----------------------------------

                       ----------------------------------

                       ----------------------------------

          (Name and address of assignee must be printed or typewritten)


___________ shares of Oryx Technology Corp. Common Stock purchasable under the within Warrant, hereby irrevocably constituting and appointing _________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.



         Dated:
               --------------

                                                 -------------------------------
                                                 (Signature of Registered Owner)

                                       2